Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (January 25, 2016)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-5911

MUFG AMERICAS HOLDINGS CORPORATION REPORTS FULL YEAR NET INCOME OF $573 MILLION AND FOURTH QUARTER NET INCOME
OF $69 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported full year 2015 results. Net income for the year was $573 million, compared with net income of $816 million in 2014. Net income for the quarter was $69 million, compared with $186 million for the prior quarter and $153 million for the year-ago quarter.

Full Year Results:

◦	Net income for the year was $573 million, down $243 million, or 30%, from the prior year.

◦	The provision for credit losses was $228 million, up $222 million from the prior year primarily due to an increase in reserves within the oil and gas sector.

◦	Continued strong capital position:

▪
Capital ratios continued to exceed the regulatory thresholds for "well-capitalized" bank holding companies. Common Equity Tier 1 and Total risk-based capital ratios were 13.63% and 15.56%, respectively, at December 31, 2015.

1

Fourth Quarter Results:

◦	Net income for the fourth quarter was $69 million, down $117 million from the third quarter of 2015.

◦	The provision for credit losses was $192 million, up from $18 million in the third quarter of 2015 primarily due to an increase in reserves within the oil and gas sector.

◦	Loans held for investment at December 31, 2015 were $77.6 billion, up $1.0 billion from September 30, 2015.

◦	Total deposits at December 31, 2015 were $84.3 billion, up $1.6 billion from September 30, 2015.

◦
In the fourth quarter, the management of MUFG Americas announced a realignment of its business model in the Americas, which includes MUAH. The realignment consolidated the customer base of the Commercial Banking operating segment, including its products and services, into the activities performed within various other segments as follows:

•Creation of a Regional Bank which provides a coordinated local delivery model in our western footprint encompassing retail and wealth, middle market commercial and real estate markets.
•Alignment of corporate clients with revenues above $500 million within our U.S. Wholesale Banking business in order to strengthen our position as a strategic advisor with deep industry coverage and product capability.

The following table presents financial highlights for the periods ended December 31, 2015, September 30, 2015 and December 31, 2014:

	As of and for the Three Months Ended		As of and for the Year Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	December 31, 2015	December 31, 2014 (1)
Results of operations:
Net interest income	$708	$705	$2,815	$2,862
Noninterest income	413	397	1,530	1,123
Total revenue	1,121	1,102	4,345	3,985
Noninterest expense	891	855	3,438	2,823
Pre-tax, pre-provision income (2)	230	247	907	1,162
Provision for credit losses	192	18	228	6
Income before income taxes and including
noncontrolling interests	38	229	679	1,156
Income tax expense	(18)	64	151	359
Net income including noncontrolling interests	56	165	528	797
Deduct: Net loss from noncontrolling interests	13	21	45	19
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$69	$186	$573	$816

Balance sheet (period average):
Total assets	$115,914	$113,451	$113,859	$109,186
Total securities	24,351	24,141	23,403	22,559
Total loans held for investment	77,832	76,177	77,016	72,406
Earning assets	104,966	102,899	103,194	98,482
Total deposits	84,033	82,488	83,186	81,988
MUAH stockholder's equity	15,722	15,435	15,369	14,808
Net interest margin (4) (8)	2.72%	2.76%	2.75%	2.93%

Balance sheet (end of period):
Total assets	$116,206	$115,157	$116,206	$113,623
Total securities	24,502	24,696	24,502	22,015
Total loans held for investment	77,599	76,641	77,599	76,804
Core deposits (3)	76,094	74,785	76,094	76,666
Total deposits	84,340	82,693	84,340	86,004
Long-term debt	12,349	11,357	12,349	6,972
MUAH stockholder's equity	15,479	15,621	15,479	14,922

____________________________________
Refer to Exhibit 16 for footnote explanations.

3

Summary of Full Year 2015 Results

For the full year 2015, net income was $573 million, compared with net income of $816 million in 2014. The decrease in net income was primarily due to the increase in the provision for credit losses.

Total revenue for the full year 2015 was $4.3 billion, up $360 million, or 9%, compared with 2014. Net interest income decreased $47 million, or 2%, primarily due to a decrease in purchased credit-impaired (PCI) loan interest income resulting from the diminishing size of the portfolio. Noninterest income increased $407 million, or 36%, primarily due to a full year of fee income from the business integration initiative(17), partially offset by a decrease in merchant banking fees.

Noninterest expense increased $615 million, or 22%, largely due to increased salaries and employee benefits expenses and other costs from a full year of the business integration initiative. The effective tax rate for the full year 2015 was 22.2%, compared with an effective tax rate of 31.1% for 2014 due to lower taxable income in 2015.

Summary of Fourth Quarter Results

Fourth Quarter Total Revenue

For the fourth quarter of 2015, total revenue (net interest income plus noninterest income) was $1.1 billion, up $19 million from the third quarter of 2015.
Net interest income for the fourth quarter of 2015 was $708 million, up slightly compared with the third quarter of 2015. The net interest margin decreased four basis points to 2.72%, due in part to an overall decrease in loan yields, partially offset by higher yields on investment securities and a change in the mix of interest-bearing liabilities. Average total deposits were $84.0 billion, up $1.5 billion compared with the third quarter 2015.
For the fourth quarter of 2015, noninterest income was $413 million, up $16 million, or 4%, compared with the third quarter of 2015, largely due to increases in fees from affiliates and trading account activities, partially offset by a gain on sale of residential loans that occurred in the third quarter of 2015.
Compared with the fourth quarter of 2014, total revenue increased $60 million, substantially due to an increase in fees from affiliates and a decrease in FDIC indemnification asset amortization expense, partially offset by an increase in long-term debt interest expense and a decrease in merchant banking fees.

____________________________________
Refer to Exhibit 16 for footnote explanations.

4

Fourth Quarter Noninterest Expense

Noninterest expense for the fourth quarter of 2015 was $891 million, up $36 million compared with the third quarter of 2015 and up $94 million from the fourth quarter of 2014. The increase from the third quarter of 2015 was due in part to professional service fees and software expenses as well as expenses associated with the realignment of the Company's business model which occurred in October 2015. The increase in noninterest expense from the fourth quarter of 2014 was largely due to higher salaries and employee benefits expense associated with employees providing support services to The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU) as described below, as well as increased software and professional and outside services expenses.
The effective tax rate for the fourth quarter of 2015 was a negative 47.4%, compared with an effective tax rate of 27.9% for the third quarter of 2015. Income tax expense recorded in the fourth quarter includes an adjustment to align estimated expense with actual full year 2015 results.
Business Integration Initiative- Fourth Quarter Summary Impact(17)

For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	December 31, 2014

Fees from affiliates - support services	$149	$138	$112

Staff costs associated with fees from
affiliates - support services	$138	$128	$105

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Balance Sheet

At December 31, 2015, total assets were $116.2 billion, up $1.0 billion from the prior quarter primarily due to an increase in net loans held for investment as a result of moderate growth in commercial and industrial loans, partially offset by a decline in residential mortgage loans.

Total deposits were $84.3 billion at December 31, 2015, up $1.6 billion compared with the prior quarter-end. Core deposits at December 31, 2015 were $76.1 billion compared with $74.8 billion at September 30, 2015. The increase was primarily due to growth within our Regional banking business.

__________________________
Refer to Exhibit 16 for footnote explanations.

5

Credit Quality

The following table presents credit quality data for the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014:

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	December 31, 2014

Total (reversal of) provision for credit losses	$192	$18	$(1)
Net loans charged-off (recovered)	(6)	11	(1)
Nonaccrual loans	552	419	375
Criticized loans held for investment (15)	2,418	1,642	1,141

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.93%	0.71%	0.70%
Nonaccrual loans	130.53	130.46	143.35
Allowance for credit losses to (16):
Total loans held for investment	1.14	0.90	0.90
Nonaccrual loans	160.42	164.09	183.80
Nonaccrual loans to total loans held for investment	0.71	0.55	0.49

____________________________________
Refer to Exhibit 16 for footnote explanations.

In the fourth quarter of 2015, the provision for credit losses was $192 million, compared with a provision of $18 million for the third quarter of 2015 and a reversal of provision of $1 million for the fourth quarter of 2014. The increase in the provision was substantially due to the continuing decline in commodities prices, which has resulted in negative credit migration in the oil and gas sector of our loan portfolio, primarily within petroleum exploration and production. As of December 31, 2015, our oil and gas loan portfolio was comprised of 78% petroleum exploration and production companies, of which 82% were reserve-based loans. Reserve-based lending typically consists of loans collateralized with oil and gas reserves.

The following tables provide further information about our petroleum exploration and production loan portfolio:

	As of
(Dollars in millions)	December 31, 2015	September 30, 2015	December 31, 2014
Petroleum Exploration and Production:
Loan commitments	$5,768	$6,147	$6,860
Loans outstanding	2,943	3,155	3,443
Criticized commitments	2,156	838	149
Criticized outstanding	1,226	670	114
Allowance for credit losses	319	127	81

6

Capital

The following table presents capital ratio data as of December 31, 2015 and September 30, 2015:

	December 31, 2015	September 30, 2015

Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (9) (10)	13.63%	13.84%
Tier 1 risk-based capital ratio (9) (10)	13.64	13.84
Total risk-based capital ratio (9) (10)	15.56	15.60
Tier 1 leverage ratio (9) (10)	11.40	11.58

Other:
Tangible common equity ratio (11)	10.73%	10.95%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (9) (14)	13.59	13.79

____________________________________
Refer to Exhibit 16 for footnote explanations.

The Company’s stockholder’s equity was $15.5 billion at December 31, 2015, compared with $15.6 billion at September 30, 2015.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 13.63%, 13.64% and 15.56%, respectively, at December 31, 2015. The tangible common equity ratio was 10.73% at December 31, 2015.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased in) was 13.59% at December 31, 2015.

Non-GAAP Financial Measures

This press release includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our financial supplement.

7

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $116.2 billion at December 31, 2015. Its principal subsidiary, MUFG Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of December 31, 2015, MUFG Union Bank, N.A. operated 369 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Americas Holdings Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd. which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., one of the world’s leading financial groups. Visit www.unionbank.com for more information.

###

8

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					December 31, 2015 from
(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014 (1)	September 30, 2015	December 31, 2014
Results of operations:
Net interest income	$708	$705	$719	$683	$709	—%	—%
Noninterest income	413	397	385	335	352	4	17
Total revenue	1,121	1,102	1,104	1,018	1,061	2	6
Noninterest expense	891	855	843	849	797	4	12
Pre-tax, pre-provision income (2)	230	247	261	169	264	(7)	(13)
(Reversal of) provision for credit losses	192	18	15	3	(1)	nm	nm
Income before income taxes and including
noncontrolling interests	38	229	246	166	265	(83)	(86)
Income tax expense	(18)	64	71	34	117	(128)	(115)
Net income including noncontrolling interests	56	165	175	132	148	(66)	(62)
Deduct: Net loss from noncontrolling interests	13	21	6	5	5	(38)	160
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$69	$186	$181	$137	$153	(63)	(55)

Balance sheet (end of period):
Total assets	$116,206	$115,157	$114,266	$113,698	$113,623	1	2
Total securities	24,502	24,696	24,287	22,463	22,015	(1)	11
Total loans held for investment	77,599	76,641	76,399	76,808	76,804	1	1
Core deposits (3)	76,094	74,785	73,080	74,190	76,666	2	(1)
Total deposits	84,340	82,693	81,702	82,741	86,004	2	(2)
Long-term debt	12,349	11,357	8,852	8,856	6,972	9	77
MUAH stockholder's equity	15,479	15,621	15,278	15,200	14,922	(1)	4

Balance sheet (period average):
Total assets	$115,914	$113,451	$112,907	$113,134	$112,589	2	3
Total securities	24,351	24,141	22,915	22,172	22,171	1	10
Total loans held for investment	77,832	76,177	76,751	77,305	75,795	2	3
Earning assets	104,966	102,899	102,289	102,645	101,430	2	3
Total deposits	84,033	82,488	82,147	84,088	84,036	2	—
MUAH stockholder's equity	15,722	15,435	15,238	15,069	15,202	2	3

Performance ratios:
Return on average assets (4)	0.24%	0.66%	0.64%	0.49%	0.54%
Return on average MUAH stockholder's equity (4)	1.75	4.83	4.73	3.65	4.02
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.27	0.70	0.67	0.53	0.62
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (4) (5)	2.24	5.82	5.69	4.51	5.23
Efficiency ratio (6)	79.51	77.62	76.42	83.35	75.07
Adjusted efficiency ratio (7)	69.42	70.16	69.02	74.90	67.24
Net interest margin (4) (8)	2.72	2.76	2.84	2.70	2.81

Capital ratios:

Regulatory:	U.S. Basel III				U.S. Basel I
Common Equity Tier 1 risk-based capital ratio (9) (10)	13.63%	13.84%	13.56%	12.64%	n/a
Tier 1 risk-based capital ratio (9) (10)	13.64	13.84	13.56	12.64	12.79%
Total risk-based capital ratio (9) (10)	15.56	15.60	15.30	14.41	14.74
Tier 1 leverage ratio (9) (10)	11.40	11.58	11.46	11.30	11.25

Other:
Tangible common equity ratio (11)	10.73%	10.95%	10.72%	10.69%	10.49%
Tier 1 common capital ratio (9) (10) (12)	n/a	n/a	n/a	n/a	12.74
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (9) (13)	n/a	n/a	n/a	n/a	12.85
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (9) (14)	13.59	13.79	13.49	12.57	12.56

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Year Ended		Percent Change to
	December 31,	December 31,	December 31, 2015 from
(Dollars in millions)	2015	2014 (1)	December 31, 2014
Results of operations:
Net interest income	$2,815	$2,862	(2)%
Noninterest income	1,530	1,123	36
Total revenue	4,345	3,985	9
Noninterest expense	3,438	2,823	22
Pre-tax, pre-provision income (2)	907	1,162	(22)
Provision for credit losses	228	6	3,700
Income before income taxes and including
noncontrolling interests	679	1,156	(41)
Income tax expense	151	359	(58)
Net income including noncontrolling interests	528	797	(34)
Deduct: Net loss from noncontrolling interests	45	19	137
Net income attributable to MUAH	$573	$816	(30)

Balance sheet (end of period):
Total assets	$116,206	$113,623	2
Total securities	24,502	22,015	11
Total loans held for investment	77,599	76,804	1
Core deposits (3)	76,094	76,666	(1)
Total deposits	84,340	86,004	(2)
Long-term debt	12,349	6,972	77
MUAH stockholder's equity	15,479	14,922	4

Balance sheet (period average):
Total assets	$113,859	$109,186	4
Total securities	23,403	22,559	4
Total loans held for investment	77,016	72,406	6
Earning assets	103,194	98,482	5
Total deposits	83,186	81,988	1
MUAH stockholder's equity	15,369	14,808	4

Performance ratios:
Return on average assets (4)	0.50%	0.75%
Return on average MUAH stockholder's equity (4)	3.73	5.51
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.54	0.80
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	4.55	6.77
Efficiency ratio (6)	79.15	70.84
Adjusted efficiency ratio (7)	70.92	64.63
Net interest margin (4) (8)	2.75	2.93

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					December 31, 2015 from
(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2015	December 31, 2014

Credit Data:
(Reversal of) provision for loan losses	$168	$23	$26	$(3)	$9	nm	nm
(Reversal of) provision for losses on unfunded credit commitments	24	(5)	(11)	6	(10)	318	26
Total (reversal of) provision for credit losses	$192	$18	$15	$3	$(1)	nm	nm

Net loans charged-off (recovered)	$(6)	$11	$20	$3	$(1)	(130)	(150)
Nonperforming assets	573	434	381	390	411	50	34
Criticized loans held for investment (15)	2,418	1,642	1,395	1,327	1,141	73	94

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.93%	0.71%	0.70%	0.69%	0.70%
Nonaccrual loans	130.53	130.46	147.98	147.21	143.35
Allowance for credit losses to (16):
Total loans held for investment	1.14	0.90	0.89	0.90	0.90
Nonaccrual loans	160.42	164.09	188.39	191.20	183.80
Net loans charged-off (recovered) to average total loans held for investment (4)	(0.03)	0.06	0.10	0.01	—
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.74	0.57	0.50	0.51	0.53
Nonperforming assets to total assets	0.49	0.38	0.33	0.34	0.36
Nonaccrual loans to total loans held for investment	0.71	0.55	0.47	0.47	0.49

	As of and for the Year Ended		Percent Change
	December 31,	December 31,	to December 31, 2015
(Dollars in millions)	2015	2014	from December 31, 2014
Credit Data:
(Reversal of) provision for loan losses	$214	$(16)	nm
(Reversal of) provision for losses on unfunded credit commitments	14	22	(36)%
Total provision for credit losses	$228	$6	nm

Net loans charged-off	$28	$12	133
Credit Ratios:
Net loans charged-off to average total loans held for investment	0.04%	0.02%

nm = not meaningful
________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014(1)
Interest Income
Loans	$693	$688	$700	$678	$696
Securities	124	116	121	102	109
Other	4	5	2	3	3
Total interest income	821	809	823	783	808

Interest Expense
Deposits	50	48	50	52	57
Commercial paper and other short-term borrowings	1	3	2	1	1
Long-term debt	62	53	52	47	41
Total interest expense	113	104	104	100	99

Net Interest Income	708	705	719	683	709
(Reversal of) provision for credit losses	192	18	15	3	(1)
Net interest income after (reversal of) provision for credit losses	516	687	704	680	710

Noninterest Income
Service charges on deposit accounts	49	49	49	49	50
Trust and investment management fees	28	27	26	28	26
Trading account activities	21	7	19	8	8
Securities gains, net	6	6	5	3	2
Credit facility fees	28	27	30	30	33
Merchant banking fees	17	22	20	20	35
Brokerage commissions and fees	14	13	14	13	13
Card processing fees, net	8	8	9	8	9
Fees from affiliates (17)	204	185	192	166	168
Other, net	38	53	21	10	8
Total noninterest income	413	397	385	335	352

Noninterest Expense
Salaries and employee benefits	569	557	555	567	527
Net occupancy and equipment	83	79	75	80	76
Professional and outside services	82	78	64	77	72
Software	34	28	29	28	26
Regulatory assessments	13	11	14	13	13
Intangible asset amortization	10	10	10	10	13
Other	100	92	96	74	70
Total noninterest expense	891	855	843	849	797

Income before income taxes and including
noncontrolling interests	38	229	246	166	265
Income tax expense	(18)	64	71	34	117
Net Income including Noncontrolling Interests	56	165	175	132	148
Deduct: Net loss from noncontrolling interests	13	21	6	5	5
Net Income attributable to MUAH	$69	$186	$181	$137	$153
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Year Ended
(Dollars in millions)	December 31, 2015	December 31, 2014(1)
Interest Income
Loans	$2,759	$2,805
Securities	463	452
Other	14	13
Total interest income	3,236	3,270

Interest Expense
Deposits	200	238
Commercial paper and other short-term borrowings	7	5
Long-term debt	214	165
Total interest expense	421	408

Net Interest Income	2,815	2,862
Provision for credit losses	228	6
Net interest income after provision for credit losses	2,587	2,856

Noninterest Income
Service charges on deposit accounts	196	203
Trust and investment management fees	109	104
Trading account activities	55	71
Securities gains, net	20	18
Credit facility fees	115	122
Merchant banking fees	79	124
Brokerage commissions and fees	54	53
Card processing fees, net	33	34
Fees from affiliates (17)	747	319
Other, net	122	75
Total noninterest income	1,530	1,123

Noninterest Expense
Salaries and employee benefits	2,248	1,785
Net occupancy and equipment	317	296
Professional and outside services	301	256
Software	119	94
Regulatory assessments	51	57
Intangible asset amortization	40	52
Other	362	283
Total noninterest expense	3,438	2,823

Income before income taxes and including
noncontrolling interests	679	1,156
Income tax expense	151	359
Net Income including Noncontrolling Interests	528	797
Deduct: Net loss from noncontrolling interests	45	19
Net Income attributable to MUAH	$573	$816
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014(1)
Assets
Cash and due from banks	$1,756	$1,596	$1,815	$1,735	$1,759
Interest bearing deposits in banks	2,749	2,692	2,160	2,787	3,930
Federal funds sold and securities purchased under resale agreements	24	86	68	92	62
Total cash and cash equivalents	4,529	4,374	4,043	4,614	5,751
Trading account assets	1,087	1,200	1,089	1,233	1,114
Securities available for sale	14,344	14,355	14,285	13,338	13,724
Securities held to maturity	10,158	10,341	10,002	9,125	8,291
Loans held for investment	77,599	76,641	76,399	76,808	76,804
Allowance for loan losses	(721)	(547)	(536)	(530)	(537)
Loans held for investment, net	76,878	76,094	75,863	76,278	76,267
Premises and equipment, net	608	607	622	623	621
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	5,377	4,961	5,137	5,262	4,630
Total assets	$116,206	$115,157	$114,266	$113,698	$113,623

Liabilities
Deposits:
Noninterest bearing	$32,463	$31,869	$30,156	$29,854	$30,534
Interest bearing	51,877	50,824	51,546	52,887	55,470
Total deposits	84,340	82,693	81,702	82,741	86,004
Commercial paper and other short-term borrowings	1,038	2,338	5,262	3,475	2,704
Long-term debt	12,349	11,357	8,852	8,856	6,972
Trading account liabilities	796	891	734	944	894
Other liabilities	2,023	2,060	2,232	2,266	1,897
Total liabilities	100,546	99,339	98,782	98,282	98,471

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014	136	136	136	136	136
Additional paid-in capital	7,241	7,224	7,208	7,241	7,232
Retained earnings	8,854	8,786	8,600	8,420	8,283
Accumulated other comprehensive loss	(752)	(525)	(666)	(597)	(729)
Total MUAH stockholder's equity	15,479	15,621	15,278	15,200	14,922
Noncontrolling interests	181	197	206	216	230
Total equity	15,660	15,818	15,484	15,416	15,152
Total liabilities and equity	$116,206	$115,157	$114,266	$113,698	$113,623
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	December 31, 2015			September 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$29,720	$255	3.40%	$28,262	$239	3.35%
Commercial mortgage	13,997	115	3.29	13,745	116	3.38
Construction	2,210	17	2.99	2,103	16	3.07
Lease financing	748	10	5.56	755	11	5.45
Residential mortgage	27,622	234	3.39	27,783	237	3.42
Home equity and other consumer loans	3,171	37	4.57	3,117	35	4.43
Loans, before purchased credit-impaired loans	77,468	668	3.43	75,765	654	3.44
Purchased credit-impaired loans	364	27	30.30	412	36	34.49
Total loans held for investment	77,832	695	3.56	76,177	690	3.61
Securities	24,351	129	2.12	24,141	121	2.00
Interest bearing deposits in banks	2,455	2	0.28	1,963	1	0.25
Federal funds sold and securities purchased under resale agreements	85	—	(0.08)	63	—	0.01
Trading account assets	157	—	0.58	173	—	0.69
Other earning assets	86	2	5.02	382	4	4.08
Total earning assets	104,966	828	3.14	102,899	816	3.16
Allowance for loan losses	(552)			(539)
Cash and due from banks	1,805			1,588
Premises and equipment, net	601			611
Other assets (19)	9,094			8,892
Total assets	$115,914			$113,451
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,154	27	0.28	$37,537	28	0.29
Savings	5,670	1	0.06	5,687	—	0.06
Time	7,671	22	1.14	8,058	20	1.01
Total interest bearing deposits	51,495	50	0.39	51,282	48	0.38
Commercial paper and other short-term borrowings (20)	1,290	1	0.28	3,630	3	0.22
Long-term debt	12,063	62	2.04	9,319	53	2.29
Total borrowed funds	13,353	63	1.87	12,949	56	1.71
Total interest bearing liabilities	64,848	113	0.69	64,231	104	0.65
Noninterest bearing deposits	32,538			31,206
Other liabilities (21)	2,613			2,375
Total liabilities	99,999			97,812
Equity
MUAH stockholder's equity	15,722			15,435
Noncontrolling interests	193			204
Total equity	15,915			15,639
Total liabilities and equity	$115,914			$113,451

Net interest income/spread (taxable-equivalent basis)		715	2.45%		712	2.51%
Impact of noninterest bearing deposits			0.23			0.22
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.72			2.76
Less: taxable-equivalent adjustment		7			7
Net interest income		$708			$705
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	December 31, 2015			December 31, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$29,720	$255	3.40%	$27,138	$228	3.33%
Commercial mortgage	13,997	115	3.29	13,833	117	3.39
Construction	2,210	17	2.99	1,557	12	3.00
Lease financing	748	10	5.56	810	10	4.97
Residential mortgage	27,622	234	3.39	28,738	253	3.52
Home equity and other consumer loans	3,171	37	4.57	3,137	33	4.20
Loans, before purchased credit-impaired loans	77,468	668	3.43	75,213	653	3.46
Purchased credit-impaired loans	364	27	30.30	582	44	30.08
Total loans held for investment	77,832	695	3.56	75,795	697	3.67
Securities	24,351	129	2.12	22,171	113	2.04
Interest bearing deposits in banks	2,455	2	0.28	2,788	2	0.26
Federal funds sold and securities purchased under resale agreements	85	—	(0.08)	149	—	0.05
Trading account assets	157	—	0.58	196	—	0.72
Other earning assets	86	2	5.02	331	1	0.68
Total earning assets	104,966	828	3.14	101,430	813	3.20
Allowance for loan losses	(552)			(533)
Cash and due from banks	1,805			1,727
Premises and equipment, net	601			614
Other assets (19)	9,094			9,351
Total assets	$115,914			$112,589
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,154	27	0.28	$39,762	33	0.33
Savings	5,670	1	0.06	5,555	1	0.08
Time	7,671	22	1.14	9,133	23	0.97
Total interest bearing deposits	51,495	50	0.39	54,450	57	0.41
Commercial paper and other short-term borrowings (20)	1,290	1	0.28	3,257	1	0.19
Long-term debt	12,063	62	2.04	6,983	41	2.36
Total borrowed funds	13,353	63	1.87	10,240	42	1.67
Total interest bearing liabilities	64,848	113	0.69	64,690	99	0.61
Noninterest bearing deposits	32,538			29,586
Other liabilities (21)	2,613			2,873
Total liabilities	99,999			97,149
Equity
MUAH stockholder's equity	15,722			15,202
Noncontrolling interests	193			238
Total equity	15,915			15,440
Total liabilities and equity	$115,914			$112,589

Net interest income/spread (taxable-equivalent basis)		715	2.45%		714	2.59%
Impact of noninterest bearing deposits			0.23			0.19
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.72			2.81
Less: taxable-equivalent adjustment		7			5
Net interest income		$708			$709
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Year Ended
	December 31, 2015			December 31, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,624	$955	3.34%	$25,321	$848	3.35%
Commercial mortgage	13,876	462	3.33	13,560	482	3.56
Construction	2,054	62	3.01	1,256	40	3.20
Lease financing	762	41	5.38	827	47	5.71
Residential mortgage	28,138	957	3.40	27,449	988	3.60
Home equity and other consumer loans	3,122	137	4.38	3,181	129	4.08
Loans, before purchased credit-impaired loans	76,576	2,614	3.41	71,594	2,534	3.54
Purchased credit-impaired loans	440	151	34.46	812	273	33.54
Total loans held for investment	77,016	2,765	3.59	72,406	2,807	3.88
Securities	23,403	482	2.06	22,559	470	2.09
Interest bearing deposits in banks	2,365	6	0.26	2,898	8	0.25
Federal funds sold and securities purchased under resale agreements	78	—	(0.18)	122	—	0.06
Trading account assets	180	1	0.67	205	3	1.54
Other earning assets	152	7	4.17	292	3	0.87
Total earning assets	103,194	3,261	3.16	98,482	3,291	3.34
Allowance for loan losses	(542)			(559)
Cash and due from banks	1,661			1,566
Premises and equipment, net	612			632
Other assets (19)	8,934			9,065
Total assets	$113,859			$109,186
Liabilities
Interest bearing deposits:
Transaction and money market accounts	38,341	114	0.30	38,517	137	0.36
Savings	5,624	3	0.06	5,573	5	0.09
Time	8,305	83	1.00	10,211	96	0.94
Total interest bearing deposits	52,270	200	0.38	54,301	238	0.44
Commercial paper and other short-term borrowings (20)	2,932	7	0.22	2,809	5	0.19
Long-term debt	9,572	214	2.23	6,863	165	2.40
Total borrowed funds	12,504	221	1.76	9,672	170	1.76
Total interest bearing liabilities	64,774	421	0.65	63,973	408	0.64
Noninterest bearing deposits	30,916			27,687
Other liabilities (21)	2,590			2,472
Total liabilities	98,280			94,132
Equity
MUAH stockholder's equity	15,369			14,808
Noncontrolling interests	210			246
Total equity	15,579			15,054
Total liabilities and equity	$113,859			$109,186

Net interest income/spread (taxable-equivalent basis)		2,840	2.51%		2,883	2.70%
Impact of noninterest bearing deposits			0.21			0.19
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			2.75			2.93
Less: taxable-equivalent adjustment		25			21
Net interest income		$2,815			$2,862
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$29,730	$28,462	$27,854	$27,979	$27,623
Commercial mortgage	13,904	13,943	13,800	13,923	14,016
Construction	2,297	2,120	2,071	1,996	1,746
Lease financing	737	748	759	776	800
Total commercial portfolio	46,668	45,273	44,484	44,674	44,185

Residential mortgage	27,344	27,856	28,374	28,558	28,977
Home equity and other consumer loans	3,251	3,124	3,098	3,081	3,117
Total consumer portfolio	30,595	30,980	31,472	31,639	32,094
Loans held for investment, before purchased credit-impaired loans	77,263	76,253	75,956	76,313	76,279
Purchased credit-impaired loans	336	388	443	495	525

Total loans held for investment	$77,599	$76,641	$76,399	$76,808	$76,804

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$284	$138	$64	$52	$55
Commercial mortgage	37	40	43	40	40
Total commercial portfolio	321	178	107	92	95

Residential mortgage	190	201	209	221	231
Home equity and other consumer loans	35	32	36	39	40
Total consumer portfolio	225	233	245	260	271

Nonaccrual loans, before purchased credit-impaired loans	546	411	352	352	366
Purchased credit-impaired loans	6	8	10	9	9
Total nonaccrual loans	552	419	362	361	375

OREO	21	15	19	29	36

Total nonperforming assets	$573	$434	$381	$390	$411

Loans 90 days or more past due and still accruing (22)	$2	$4	$2	$4	$3

__________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$547	$536	$530	$537	$529
(Reversal of) provision for loan losses	168	23	26	(3)	9
Other	—	(1)	—	(1)	(2)
Loans charged-off:
Commercial and industrial	—	(11)	(12)	(1)	(8)
Commercial mortgage	—	—	(1)	(3)	(1)
Total commercial portfolio	—	(11)	(13)	(4)	(9)
Residential mortgage	—	—	—	(1)	—
Home equity and other consumer loans	(1)	(1)	(3)	(2)	(2)
Total consumer portfolio	(1)	(1)	(3)	(3)	(2)
Purchased credit-impaired loans	(1)	(3)	(8)	—	—
Total loans charged-off	(2)	(15)	(24)	(7)	(11)
Recoveries of loans previously charged-off:
Commercial and industrial	7	2	3	4	10
Commercial mortgage	—	1	—	—	—
Total commercial portfolio	7	3	3	4	10
Home equity and other consumer loans	—	1	1	—	2
Total consumer portfolio	—	1	1	—	2
Purchased credit-impaired loans	1	—	—	—	—
Total recoveries of loans previously charged-off	8	4	4	4	12
Net loans recovered (charged-off)	6	(11)	(20)	(3)	1

Ending balance of allowance for loan losses	721	547	536	530	537
Allowance for losses on unfunded credit commitments	165	141	147	158	152
Total allowance for credit losses	$886	$688	$683	$688	$689

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	December 31, 2015		September 30, 2015		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	September 30, 2015	September 30, 2015
Asset Liability Management securities:
U.S. Treasury	$596	$594	$—	$—	$594	nm
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,298	7,201	7,879	7,860	(659)	(8)
Privately issued	150	151	131	132	19	14
Privately issued - commercial mortgage-backed securities	1,566	1,546	1,586	1,595	(49)	(3)
Collateralized loan obligations	3,266	3,233	3,132	3,109	124	4
Asset-backed and other	7	7	7	8	(1)	(13)
Asset Liability Management securities	12,883	12,732	12,735	12,704	28	—
Other debt securities:
Direct bank purchase bonds	1,549	1,572	1,567	1,594	(22)	(1)
Other	32	32	48	49	(17)	(35)
Equity securities	6	8	6	8	—	—
Total securities available for sale	$14,470	$14,344	$14,356	$14,355	$(11)	—%

Securities Held to Maturity

	December 31, 2015		September 30, 2015		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (23)	Value	Amount (23)	Value	September 30, 2015	September 30, 2015
U.S. Treasury	$489	$493	$488	$499	$1	—%
U.S. government-sponsored agencies	220	216	900	901	(680)	(76)
U.S. government agency and government-
sponsored agencies - residential mortgage-backed securities	7,782	7,790	7,270	7,375	512	7
U.S. government agency and government-
sponsored agencies - commercial mortgage-backed securities	1,667	1,708	1,683	1,753	(16)	(1)
Total securities held to maturity	$10,158	$10,207	$10,341	$10,528	$(183)	(2)%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014 (1)
Net income attributable to MUAH	$69	$186	$181	$137	$153
Net adjustments for merger costs related to acquisitions, net of tax	4	5	3	6	12
Net adjustments for privatization transaction, net of tax	4	3	3	3	6
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$77	$194	$187	$146	$171

Average total assets	$115,914	$113,451	$112,907	$113,134	$112,589
Less: Net adjustments related to privatization transaction	2,218	2,224	2,230	2,235	2,244
Average total assets, excluding impact of privatization transaction	$113,696	$111,227	$110,677	$110,899	$110,345
Return on average assets (4)	0.24%	0.66%	0.64%	0.49%	0.54%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.27	0.70	0.67	0.53	0.62

Average MUAH stockholder's equity	$15,722	$15,435	$15,238	$15,069	$15,202
Less: Adjustments for merger costs related to acquisitions	(179)	(175)	(171)	(167)	(157)
Less: Net adjustments for privatization transaction	2,273	2,273	2,275	2,276	2,279
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,628	$13,337	$13,134	$12,960	$13,080
Return on average MUAH stockholder's equity (4)	1.75%	4.83%	4.73%	3.65%	4.02%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	2.24	5.82	5.69	4.51	5.23

Noninterest expense	$891	$855	$843	$849	$797
Less: Staff costs associated with fees from affiliates - support services	138	128	123	112	105
Less: Foreclosed asset expense and other credit costs	—	3	—	1	(2)
Less: Productivity initiative costs	41	3	2	28	2
Less: Low income housing credit (LIHC) investment amortization expense	6	5	2	2	4
Less: Expenses of the LIHC consolidated VIEs	13	14	10	9	8
Less: Merger and business integration costs	6	8	6	9	20
Less: Net adjustments related to privatization transaction	8	8	7	8	10
Less: Intangible asset amortization	3	2	3	3	3
Less: Contract termination fee	—	—	23	—	—
Noninterest expense, as adjusted (a)	$676	$684	$667	$677	$647

Total revenue	$1,121	$1,102	$1,104	$1,018	$1,061
Add: Net interest income taxable-equivalent adjustment	7	7	6	5	5
Less: Fees from affiliates - support services	149	138	134	121	112
Less: Productivity initiative gains	—	—	(1)	1	(1)
Less: Accretion related to privatization-related fair value adjustments	2	3	2	1	(1)
Less: Other credit costs	4	(8)	8	(4)	(6)
Total revenue, as adjusted (b)	$973	$976	$967	$904	$962
Adjusted efficiency ratio (a)/(b) (7)	69.42%	70.16%	69.02%	74.90%	67.24%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014 (1)
Total MUAH stockholder's equity	$15,479	$15,621	$15,278	$15,200	$14,922
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	190	199	214	222	233
Less: Deferred tax liabilities related to goodwill and intangible assets	(39)	(39)	(41)	(40)	(99)
Tangible common equity (c)	$12,103	$12,236	$11,880	$11,793	$11,563
Total assets	$116,206	$115,157	$114,266	$113,698	$113,623
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	190	199	214	222	233
Less: Deferred tax liabilities related to goodwill and intangible assets	(39)	(39)	(41)	(40)	(99)
Tangible assets (d)	$112,830	$111,772	$110,868	$110,291	$110,264
Tangible common equity ratio (c)/(d) (11)	10.73%	10.95%	10.72%	10.69%	10.49%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	n/a	n/a	n/a	n/a	$12,367
Less: Junior subordinated debt payable to trusts	n/a	n/a	n/a	n/a	51
U.S. Basel I Tier 1 common capital (e)	n/a	n/a	n/a	n/a	$12,316
Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (f)	$12,920	$12,834	$12,632	$12,480	$12,450
Other	(61)	(67)	(74)	(80)	(117)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (g)	$12,859	$12,767	$12,558	$12,400	$12,333
Risk-weighted assets, determined in accordance with U.S. Basel I regulatory requirements (h)	n/a	n/a	n/a	n/a	$96,663
Add: Adjustments	n/a	n/a	n/a	n/a	205
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$94,775	$92,729	$93,179	98,723	$96,868
Add: Adjustments	(153)	(160)	(67)	(74)	1,301
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased in) (j)	$94,622	$92,569	$93,112	$98,649	$98,169
Tier 1 common capital ratio (e)/(h) (9) (10) (12)	n/a	n/a	n/a	n/a	12.74%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (f)/(i) (9) (13)	n/a	n/a	n/a	n/a	12.85
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (g)/(j) (9) (14)	13.59%	13.79%	13.49%	12.57%	12.56
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Year Ended
	December 31,	December 31,
(Dollars in millions)	2015	2014 (1)

Net income attributable to MUAH	$573	$816
Net adjustments for merger costs related to acquisitions, net of tax	17	51
Net adjustments for privatization transaction, net of tax	13	(10)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$603	$857

Average total assets	$113,859	$109,186
Less: Net adjustments related to privatization transaction	2,227	2,258
Average total assets, excluding impact of privatization transaction	$111,632	$106,928
Return on average assets (4)	0.50%	0.75%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.54	0.80

Average MUAH stockholder's equity	$15,369	$14,808
Less: Adjustments for merger costs related to acquisitions	(173)	(139)
Less: Net adjustments for privatization transaction	2,274	2,292
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,268	$12,655
Return on average MUAH stockholder's equity (4)	3.73%	5.51%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	4.55	6.77

Noninterest expense	$3,438	$2,823
Less: Staff costs associated with fees from affiliates - support services	507	193
Less: Foreclosed asset expense and other credit costs	(4)	(2)
Less: Productivity initiative costs	74	13
Less: Low income housing credit (LIHC) investment amortization expense	15	13
Less: Expenses of the LIHC consolidated VIEs	46	32
Less: Merger and business integration costs	29	84
Less: Net adjustments related to privatization transaction	30	41
Less: Intangible asset amortization	12	12
Less: Contract termination fee	23	—
Noninterest expense, as adjusted (a)	$2,706	$2,437

Total revenue	$4,345	$3,985
Add: Net interest income taxable-equivalent adjustment	25	21
Less: Fees from affiliates - support services	546	206
Less: Productivity initiative gains	—	(1)
Less: Accretion related to privatization-related fair value adjustments	8	18
Less: Other credit costs	—	11
Total revenue, as adjusted (b)	$3,816	$3,772
Adjusted efficiency ratio (a)/(b) (7)	70.92%	64.63%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)	Prior period amounts have been revised to reflect the January 1, 2015 adoption of Accounting Standards Update 2014-01 related to investments in qualified affordable housing projects.

(2)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(3)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(4)	Annualized.

(5)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(6)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(7)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(8)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(9)	Preliminary as of December 31, 2015.

(10)
The capital ratios as of December 31, 2014 are calculated under U.S. Basel I rules. The capital ratios displayed as of December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
The Tier 1 common capital ratio, calculated under Basel I rules, is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. Common Equity Tier 1 risk-based capital is calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules. Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital, as part of its financial analyses. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants.  Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(15)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(16)
The allowance for credit losses ratios include the allowances for loan losses and for losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(17)
Fees from affiliates represent income resulting from the business integration initiative effective July 1, 2014, whereby BTMU integrated its U.S. branch banking operations, including its employees, under the Bank's operations. The Bank and BTMU participate in a master services agreement whereby the Bank provides BTMU with support services in exchange for fee income.

(18)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(19)	Includes noninterest bearing trading assets.

(20)	Includes interest bearing trading liabilities.

(21)	Includes noninterest bearing trading liabilities.

(22)
Excludes loans totaling $16 million, $30 million, $36 million, $52 million, and $65 million that are 90 days or more past due and still accruing at December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(23)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 16